FINANCE EXPENSE	12 Months Ended
Dec. 31, 2018
FINANCE EXPENSE
FINANCE EXPENSE

5.      Finance expense

Accounting policy

Finance expense comprises interest on borrowings, environmental rehabilitation obligation, occupational healthcare obligation and Deferred Payment and offset by borrowing costs capitalised on qualifying assets.

Interest payable on borrowings is recognised in profit or loss over the term of the borrowings using the effective interest method. Cash flows from interest paid are classified under operating activities in the statement of cash flows.

Figures in million - SA rand	Notes	2018	2017	2016
Interest charge on:
Borrowings - interest paid	24	(1,572.5)	(2,091.9)	(427.5)
Borrowings - accrued interest and unwinding of amortised cost	24	(538.3)	(251.8)	(141.4)
Environmental rehabilitation obligation	25	(398.8)	(357.1)	(291.4)
Occupational healthcare obligation	26	(105.4)	(46.4)	-
Deferred Payment (related to the Rustenburg operation acquisition)	18.2	(200.4)	(148.2)	(24.1)
Dissenting shareholders	18.2	(68.1)	(62.9)	-
Deferred revenue[1]	27	(160.3)	-	-
Other		(90.9)	(13.5)	(18.7)
Total finance expense		(3,134.7)	(2,971.8)	(903.1)

[1] For the year ended 31 December 2018, interest expense includes approximately R160.3 million of non-cash interest expense relating to the gold and palladium streaming arrangement with Wheaton International. Although there is no cash financing cost related to this arrangement, IFRS 15 requires the Group to recognise a notional financing charge due to the significant time delay between receiving the upfront streaming payment and satisfying the related metal credit deliveries. A discount rate of 5.4% was used in determining the finance costs to be recognised as part of the steaming transaction entered into on 16 July 2018.